Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson
Vice President, Strategic
Planning and Investor Relations
614-278-6622

BIG LOTS ANNOUNCES ORGANIZATIONAL CHANGES TO SUPPORT FUTURE GROWTH

Columbus, Ohio – April 15, 2011 – Big Lots, Inc. (NYSE: BIG) America’s largest broadline closeout value retailer, announced certain organizational changes and named a new Executive Vice President of Merchandising.

John Martin has been named Executive Vice President, Administration and will assume responsibility for Store Operations and Human Resources. Mr. Martin has successfully led our Merchandising and Global Sourcing teams for the past eight years, and with his track record of performance and his prior operational experience at other discount and department store retailers, we believe John is uniquely qualified for his new role.

Commenting on John’s appointment, Steve Fishman, Chairman, CEO and President stated, “John brings seasoned leadership to two critical areas of our business. As we continue to focus on new store growth, developing our store operations talent and strengthening our bench will be key to driving our future success. We wanted a leader who could combine the synergies of HR and Store Ops and allow us to focus on attracting, developing and retaining top talent.” While Mr. Martin will continue to report directly to Mr. Fishman, Chris Chapin, Senior Vice President, Store Operations, Jo Roney, Vice President, Human Resources Services and Mike Schlonsky, Vice President, Associate Relations and Benefits, will report to Mr. Martin effective immediately.

Doug Wurl will be joining our company as Executive Vice President, Merchandising. Mr. Wurl will report directly to Mr. Fishman and will be responsible for our merchandising organization and for furthering the scope and breadth of our global sourcing efforts. Bob Segal, Senior Vice President, General Merchandise Manager, Steven Smart, Senior Vice President, General Merchandise Manager, Norm Rankin, Senior Vice President, Big Lots Capital and Wholesale, and Charles Ellis, Vice President, Global Sourcing, will report directly to Mr. Wurl.

“We are extremely proud of our accomplishments within the merchandising arena and the profitable growth and shareholder value that has been created over the last 5+ years” said Fishman. “Doug is a proven merchant with broad based experience and knowledge from his past positions with regional and national department stores and discount store retailers. I am pleased to welcome him as a member of our senior management team.”

Wurl joins Big Lots from Sears Holding Corporation where he was Vice President, General Merchandise Manager, Business Unit President, SHC Home Division. Prior to his time at Sears, he was a Senior Vice President, General Merchandise Manager with Shopko, and held leadership roles at Macy’s and May Co. He is a graduate of Buffalo State College.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com